NATIONWIDE VARIABLE INSURANCE TRUST
NVIT Managed American Funds Asset Allocation Fund
NVIT Managed American Funds Growth-Income Fund

Supplement dated September 19, 2022
to the Prospectus dated May 2, 2022

Capitalized terms and certain other terms used in this supplement, unless otherwise defined in this supplement, have the meanings assigned to them in the Prospectus.

The Prospectus is amended to include the following information on page 24 before the discussion of “Temporary Investments:”

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The Trust does not believe that cybersecurity risk, discussed below, is a principal risk of investing in the Funds.  The following is identified as a non-principal risk:

Cybersecurity risk – the Adviser’s provision of each Fund’s volatility management program depends on technology and therefore may be susceptible to operational and information risks resulting from cyber-attacks. Cyber-attacks may include, among others, “ransomware” attacks, the injection of computer viruses or malicious software code, stealing or corrupting proprietary or confidential information and other data that is maintained digitally, denial-of-service attacks causing operational disruption and/or the unauthorized release of confidential information and other data.  Cyber-attacks have the ability to cause significant disruptions and impact or interfere with the Adviser’s ability to provide the Funds’ volatility management programs effectively.  In the event of a cyber-attack that could impact the Adviser’s ability to provide a volatility management program, the Adviser shall have the discretion to: (i) close-out existing futures transactions; (ii) temporarily suspend the volatility management program, and/or (iii) take such other actions that the Adviser reasonably believes to be necessary to protect the best interests of the Fund and its shareholders.  If this occurs, a Fund may have no protection from market volatility and may experience losses or underperformance.

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